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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2004-2




Section 7.3 Indenture                Distribution Date:               11/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,417,741.67
             Class B Note Interest Requirement                        220,465.97
             Class C Note Interest Requirement                        328,212.50
                       Total                                        2,966,420.14

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.64472
             Class B Note Interest Requirement                           1.79972
             Class C Note Interest Requirement                           2.08389

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,470,000,000
             Class B Note Principal Balance                          122,500,000
             Class C Note Principal Balance                          157,500,000

(iv)    Amount on deposit in Owner Trust Spread Account            17,500,000.00

(v)     Required Owner Trust Spread Account Amount                 17,500,000.00



                                          By:
                                                            --------------------

                                          Name:             Patricia M. Garvey
                                          Title:            Vice President


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